Crawford & Company Investor Presentation April 2019 ® Exhibit 99.1

Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. Total Compensation ”Total Compensation" includes compensation, payroll taxes, and benefits provided to the employees of the Company, as well as payments to outsourced service providers that augment our staff. The difference between “Total Compensation” and the total of “Direct Compensation, Fringe Benefits & Non-Employee Labor” of our segments in our “Management’s Discussion and Analysis” in our Form 10-Q and Form 10-K represents the compensation, payroll taxes and benefits and payment to outsourced service providers that augment our staff for certain administrative functions performed by central headquarters staff that are included in “Expenses Other Than Direct Compensation, Fringe Benefits & Non-Employee Labor” of our segments.

Crawford & Company Crawford Claims Solutions (P&C adjusting solutions) Crawford TPA Solutions (Broadspire) Crawford Specialty Solutions (Global Technical Services & Contractor Connection) The world’s largest publicly listed independent provider of global outsourced claims management solutions 1.7 Million Claims handled worldwide $14 Billion Claims payments annually CRD-A & CRD-B Listed on NYSE 9,000 Total employees Organized across global service lines:

Crawford & Company loss resolution for carriers, brokers and corporates Our Mission Restoring and enhancing lives, businesses and communities. Our Vision To be the leading provider and most trusted source for expert assistance, serving those who insure and self-insure the risks of businesses and communities anywhere in the world.

We bring together thoughtful experts from around the world to offer comprehensive, intelligent outsourced solutions to our customers Loss Adjusting Third Party Administration Managed Repair Medical Management On-Demand Services Catastrophe Response

Crawford & Company Value Proposition and Value Delivery System Customer-focused solutions driven by data and executed by experts globally to mitigate risk for carriers, brokers and corporates Value Proposition High-performing, caring and capable employees globally Flexible workforce with vast experience, delivering expertise and data-driven innovations Technology-led, end-to-end outsourced claims management solutions Service breadth and depth, backed by financial strength Global outsourced solutions for global risk bearers Value Delivery System

End-to-End Outsourced Solutions Multi-channel FNOL Pre & Post Loss Inspections Liability, Auto, WC & Disability Claims Property Claims Desk Adjusting CAT, Property & Auto Field Adjusting Business Interruption & Forensic Accounting Managed Repair ANALYTICS & REPORTING

Scope and Scale of Operations Comprehensive experience across the spectrum of the claims world1 Crawford Claims Solutions P&C Adjusting Solutions 1.2 million P&C claims managed 70 Countries with physical location 50,000 Field Resources Global Technical Services Large or Complex Claims 400+ Global technical adjusters 2,500 Claims managed $5.8 billion Indemnity dollars Contractor Connection Managed Repair Services 6,000 Contractors in network 350,000 Assignments $2.5 billion Total project costs Broadspire Global TPA $1 billion Managed medical spend $2.9 billion Claims paid 425,000 Claims managed (1) Figures are approximate reflecting 2017 activity

Crawford—Attractive Business Model Experienced Management Team Aligned with Shareholders Global Product and Geographic Diversification Recurring Fee For Service Revenue Model Strong Cash Flow Generation Technology Enabled BPO Platform Blue Chip Global Client Base with Long-Term Relationships Solid Balance Sheet and Low Debt Profile Healthy Dividend Yield Celebrated 50 Years as a Public Company

4 Management’s primary goal is to translate innovation and investment spending into sustained 5% revenue growth and 15% earnings growth, annually Deliver 5% Revenue and 15% Earnings Growth, Annually Goal: Deliver Sustained Revenue and Earnings Growth 5 Strong Balance Sheet & Cash Flow Characteristics Strong cash generation used to de-lever. Total Company debt at the lowest level in three years, at 2018 year-end 1 Experienced Management Team Crawford’s management team has extensive knowledge and experience in creating value at large service organizations, and brings best-in-class leadership skills to bear for all of Crawford’s stakeholders 6 Favorable Capital Return Profile Crawford continues to return capital to shareholders via both quarterly cash dividends and ongoing share repurchases Investment Thesis 3 Crawford is investing in our people, technology and new product development to solve the challenges of Carriers, Brokers and Corporates which will lead to accelerated revenue and earnings growth Investing to Drive Innovation & Accelerate Growth 2 The P&C Industry Is Experiencing Rapid Change As the severity and frequency of global P&C claims rise, carriers are increasingly turning to third party adjusters as a cost effective solution as compared to large in-house adjusting teams

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# Experienced Executive Management Team

| Name | Background | Experience |
|---|---|---|
| Harsha V. Agadi<br>President and Chief Executive Officer | • Leadership positions at both public and private companies, including several Fortune 500 companies<br>• Member of the Crawford Board of Directors since 2010 | • 30+ Years |
| Rohit Verma<br>Chief Operating Officer | • 10 years of recent experience at Zurich North America<br>• Previously management consultant with McKinsey & Company and Deloitte Consulting | • 20+ Years |
| Bruce Swain<br>Chief Financial Officer | • CFO since 2006 with experience in public and corporate accounting<br>• Held multiple financial leadership positions over 25 years at Crawford | • 30+ Years |
| Danielle Lisenbey<br>Global President, TPA Solutions, Broadspire | • Served as CEO for U.S. Broadspire Division<br>• Former COO for Broadspire, responsible for the delivery of medical and case management services | • 25+ Years |
| Kieran Rigby<br>Global President, Claims Solutions | • Served as President of Company's international division<br>• Previously CEO of GAB Robins UK until acquisition by Crawford | • 35+ Years |
| Larry Thomas<br>Global President, Specialty Solutions | • Served as CEO for Crawford U.S. Services and Contractor Connection division<br>• Held various management positions as well as regional vice president roles during 35 year tenure with Crawford | • 35+ Years |

Crawford®

Insurance Industry Claims Trends Our businesses stand to benefit from a rising level of carrier outsourcing, increasing claim volume and severity, customer demand for scale, and an infusion of alternative capital Increasing Global Claim Volume and Severity The severity of P&C claims has consistently grown in recent years The growth of insurance penetration rates is causing an increase in global P&C claims frequency Workers’ compensation coverage, employer cost, and claim severity are all on the rise Carriers and self-insured companies are continuing to place more value on the loss adjusting process as claim volume and severity rise Rising Level of Carrier Outsourcing Highly specialized adjusters are costly and frequently hired on an as-needed basis Carriers are increasingly utilizing third-party adjusters and leveraging independent adjuster networks to staff claims Customer Demand for Scale Rising level of regulatory oversight benefits firms like Crawford with staff licensed nationwide and strong compliance functions Industry trends and regulatory complexity surrounding workers’ compensation insurance creates a significant market opportunity for specialists Carriers and self-insured companies place value on having fewer high quality vendors with sophisticated technology and national capacity Infusion of Alternative Capital Alternative capital providers are entering the market, frequently partnering with brokers and MGAs Greater need for outsourced services as alternative capital providers, brokers, and MGAs do not have in-house capabilities or claims handling expertise 2

Outsourced Claims Advantage Case Study: A Vineyard Impacted by the California Wild Fires Background The 2017 California wildfires approached an unprecedented $12 billion of insured losses A historic number of fires burned over 500,000 acres causing damage to almost 30 wineries in Napa, Sonoma and Mendocino The Value of Utilizing Crawford’s Methodology In this case, a California vineyard initially claimed 60 acres as a total loss While vineyards may appear damaged beyond salvageability, it takes time to determine whether grapes can grow from scorched vines An expert from Crawford’s global network, a sought-after vineyard and soil science consultant, assisted with vine assessment and the determination of the vineyard’s damages Through Crawford’s assistance, it was established that 69% of the vineyard was salvageable, with normal production and growth expected Savings for the Insurer The average cost for this region to replant a vineyard acre is between $50,000 and $60,000 With the initial assessment, the potential payout stood to be as high as $1.3 million Crawford’s expert testing methodology unveiled a loss of only 31% of the initial claim—a payout of approximately $300,000, representing an approximate $1 million in savings 2

Investing to Accelerate Revenue and Earnings Growth 2018 was a year of elevated strategic investments to drive growth in 2019, focused on: Market Share Driven by Sales Recruiting experienced, solutions-based sales people Increased local presence in attractive Tier 1 global markets Continued On-going Staff Development Training and leadership development to create a robust talent pipeline Initiated recognition programs to reward employees including the Restore and Innovation awards Technology Driven Efficiency Invested in transformational initiatives to differentiate us in the market Crawford to be more data enabled, focusing on timeliness, quality, productivity and insight New Product Development Focused on new capabilities and solutions to open large, greenfield market opportunities Examples include Total Construction Solution, Hospitality Solution, and Transportation Solution which demonstrate expertise and drive value for customers 3

2018 Investments in Market Leading Technology At Crawford, we’re not just embracing change, we’re leading it. Some of the significant investments we made in 2018 to develop solutions to meet clients’ needs and drive growth: Drone capabilities - WeGoLook has a network of over 2,000 licensed drone operators Intuitive Looker interface - Data collection integrated with Crawford claims systems Internet of Things (loT) - Working with partners on leak detection sensors that will significantly reduce claim costs Virtual Reality (VR) - Supports our clients’ pre-and post-loss needs for accurate, detailed image capture RENOVO - Crawford’s new U.S. catastrophe adjuster portal Robotic Process Automation (RPA) - Driving efficiency and quality in the claims process Variance Analytics - Developed tools to understand risk variance within metrics Job Track tool - Interactive web accessed tool providing unprecedented transparency into the property repair process 3

Crawford is Delivering Outsourced Solutions that Address Client and Industry Challenges Knowledge Insurtech will fast track claims to facilitate virtual claims handling Claims volatility will increase due to extreme weather events and increased construction along coast lines and other water sources Fewer Claims Focus on Speed & Simplicity Disruptive Technology Climate Change Claims processing is evolving with customer expectations for on-demand, simplified products and services Data analytics are changing how insurers understand and determine risk Claims volume will decrease as sophisticated technology mitigates risk for auto, home and commercial insurance lines 3 The on-demand workforce, drone fleets for property surveys and loT will streamline the claims cycle and cut insurer costs Innovative Solutions

Innovating to Accelerate Growth, Improve Client Experience and Reduce Costs TruLook Claims triage process leverages self-service app, WeGoLook Lookers and traditional field adjusters to reduce costs and improve cycle times. Industry Solutions Focus on developing a complete range of specialized solutions designed to manage the specific risks of the targeted industry verticals, including construction, hospitality, retail, real estate and transportation. Investing in Technology Technology is driving the management of risk in new directions and Crawford has chosen to be a change leader which requires investing in technology focused on driving innovation. Contractor Connection The industry’s largest contractor managed repair network of general and specialty contractors providing service in the U.S., U.K., Canada, Australia, and Germany. 3

TruLookTM End-to-end handling of self-service, on-demand, and field adjusting needs 3 Client Submits claim via email, phone, or existing ordering platform Desk services Licensed adjuster assesses complexity and assigns to best-fit process YouGoLook (Low complexity) End user collects data via smartphone WeGoLook® (Mid complexity) WeGoLook Lookers (including licensed adjusters and/or drone operators) collect data Field services (High complexity) Field adjuster collects data and completes estimate (any claim can be escalated to field services as needed) Quality assurance Submissions reviewed based on Crawford estimating guidelines Desk services Estimate completion, review, claim documentation, client reports, and billing Managed Repair Referral to Contractor Connection to repair damage via contractor network. Process claims in as little as 3.7 days Reduce costs by up to 30% (on average)

WeGoLook 46K ~4.7 ~42.5 36% 100% Lookers Day turnaround Years of age Selection rate Quality Assurance Complete coverage across the nation with rapid delivery and infinite scale 3 Lookers Drone Operators WeGoLook combines technology with an on-demand workforce to gather and validation information anytime, anywhere

Managed Repair Reduce time-in-process and support your customers all the way to restoration Faster service Through rigorous performance management and consistent application of expectations, we improve cycle times and increase customer satisfaction. Accurate estimates Leveraging technology, people processes, and industry best practices, we deliver accurate estimates tailored to each client's estimating guidelines. Improved efficiency By assessing damage and estimating repair in a single step, our trusted process supports our clients’ claim segmentation strategies and leads to better management of loss adjustment expenses. Unmatched quality Our contractors deliver world-class quality and stand behind their work with a five-year workmanship warranty on all completed repairs. $2.5B project costs processed annually 350k+ annual assignments 6,000+ contractors in network 3

Focused on developing a complete range of specialized outsourced solutions focusing on industry verticals for managing risks specific to the targeted industry’s needs Tailored Industry Solutions Industry Verticals Integrated Solutions Construction Hospitality Transportation Total Property TruLook™ Recall 360 Energy Retail (2019) Hail (2019) Water Damage Real Estate (2019)

Innovation in Action At Crawford, we’re not just embracing change, we’re leading it Creative new outsourced solutions to address market gaps Industry Verticals Recall 360 Ongoing investment in new technologies via Crawford Innovative Ventures (CIV) WeGoLook YouGoLook TruLook In-house development of new claims ecosystem to power rapid implementation of new technologies IoT – Water Sensors Alexa – Digital Virtual Assistant Virtual Reality Training / Claims Documentation Renovo – Catastrophe Adjuster Portal Robotic Process Automation 3

Driving Growth 5% 15% 4 Goal: Deliver 5% revenue growth and 15% earnings growth, annually. By holding indirect costs flat, with a 30% contribution margin, 5% revenue growth drives earnings growth of 15% and a 100 bps improvement in operating margins.

Strong Balance Sheet and Cash Flows 5 Balance Sheet Strengthened the Company’s balance sheet by paying down $35.3 million in debt and contributing $24.0 million to pension plans in 2018 Repurchased $10.4 million of common shares through 2018 and an additional $16.4 million in January 2019 representing 5.5% of average Company shares outstanding during the period Significant financial flexibility as we ended 2018 with the lowest level of debt in the past three years Cash Flow In 2018, generated $52.4 million in operating cash flow up 28% over 2017 Paid $13.5 million in dividends in 2018 Focus on improving the Company’s free cash flow, maintaining prudent expense management and a conservative balance sheet, and maximizing return on invested capital Free cash flow to be used for debt repayment, dividends to shareholders, share repurchases, investment back into the business, and opportunistic M&A

Focused on Consistent Shareholder Returns Crawford continues to return capital to shareholders in the form of quarterly cash dividends and share repurchases During the year ended December 31, 2018, the Company repurchased 1,144,410 shares of CRD-A and 94,378 shares of CRD-B at an average cost of $8.36 and $8.96, respectively In January 2019, the Company repurchased a further 421,427 shares of CRD-A and 1,376,889 shares of CRD-B at a price of $9.10 per share 6

YEAR ENDING DECEMBER 31, 2019 Low End High End Consolidated revenues before reimbursements $1.05 $1.10 billion Net income attributable to shareholders of Crawford & Company $46.0 $51.0 million Diluted earnings per share--CRD-A $0.85 $0.95 per share Diluted earnings per share--CRD-B $0.78 $0.88 per share Consolidated operating earnings $90.0 $100.0 million Consolidated adjusted EBITDA $130.0 $140.0 million 2019 Guidance Crawford & Company provided initial guidance for 2019 on February 25th as follows:

Focus on Execution 2018 was a year of solid execution and creating the foundation for a return to growth: Global Service Lines positioning Crawford to be a stronger partner to our clients Investing in new capabilities and outsourced solutions to open large market opportunities that we are uniquely positioned to capitalize on Targeting industries where we expect continued growth and higher loss frequencies Increasing client engagement and creating more focused solutions to long-standing industry challenges Blending our deep claims experience with disruptive technologies to deliver world class outsourced claims service Continuing to build client followership through our market leading thought leadership and white papers Sale of Garden City Group business improved our focus on our core business of providing outsourced claims solutions globally

Positioned For A Return To Growth Growth: Increasing the velocity of revenue growth through continuous innovation as we work to deliver our goal of achieving 5% revenue growth and 15% earnings growth annually Looking forward, Crawford has four primary objectives for 2019: 1 2 3 4 System Readiness: Prioritizing IT investments across the globe to be at the forefront of innovation and disruption People Readiness: Attract, develop, engage and retain the caring and capable people who deliver the Company’s mission. Continue to advance employee training and leadership development Fiscal Responsibility: Focusing on cash generation capabilities and improving the Company’s free cash flow. Maintain prudent expense management and a conservative balance sheet while maximizing our return on capital investment and providing a meaningful return to shareholders

Appendix A: Global Service Lines

Value Proposition Enhancing the policy holder experience through scalable field adjusting solutions and optimizing claim expense for clients Value Delivery System Most extensive network of field services in the world Widest range of innovative, end-to-end outsourced claims management solutions Scalable and mobile workforce can respond to catastrophes anywhere in the world Globally deployed field assets supported by technical and specialist expertise Leveraging crowd sourcing and mobile apps, data analytics, robotics and AI applications with key partners Comprehensive Suite of Services Loss Adjusting Catastrophe Response Temporary Staffing On-Demand Services Drones Vehicle & Heavy Equipment Inspections Surveying for Underwriting Centralized Intake/FNOL* Global Administration FNOL* to Final Payment Summary Value Delivery System Current engagements in over 70 countries Nearly 9,000 claims professionals + network of 46,000 Lookers Cutting-edge Capabilities Multiple outsourced solutions for field and inspection services Reduced claims handling costs and expedited service through WeGoLook Catastrophe response, including disruptive technologies Building consultancy and legal services * First Notice of Loss Crawford Claims Solutions

Third Party Administration Solutions: Broadspire   Value Proposition Consistent and predictable reductions in clients’ total cost of risk delivered by comprehensive service teams Value Delivery System Client-centric integrated outsourced solutions powered by innovation and data science Analytically infused integration between claims and clinical offerings Innovative technologies driving quality and consistency Credentialed claims and clinical industry experts Interchangeable enterprise solutions driving automated processes Comprehensive Suite of Services Workers Compensation Disability and Leave Management Auto/Motor General Liability Product Liability and Recall Medical Management Accident & Health Employers Liability Affinity Warranty Summary Global Presence Only TPA with global presence – servicing customers in 16 countries Global account management, treasury and IT infrastructure Cutting-edge Capabilities Data-driven approaches with predictive components driving claim and clinical cost savings Artificial intelligence/robotic process automation in development to further streamline processes

Crawford Specialty Solutions   Value Proposition Financial savings powered by analytics-driven insights delivered by world leading experts Value Delivery System Integrated end-to-end and project managed outsourced claims solutions Specialty practice groups  Vast experience delivering expertise globally Data analytics and management information systems  Comprehensive Suite of Services Casualty Property Specialty Loss Adjusting Forensic Accounting Cyber Summary Global Presence Global network operating in 144 locations worldwide 400+ executive general adjusters with an average of 25 yrs of experience Global Technical Services Cutting-edge Capabilities Complex claims • Large loss claims • Specialty claims Aviation, oil & gas, construction, hospitality, real estate, manufacturing, mining, forensic accounting and building consultancy Value Proposition The most prompt, vast, managed repair network driving policy holder and consumer satisfaction and indemnity management, backed by a five-year workmanship warranty Technology–led integrated outsourced solutions leveraging service breadth  Deep roster of professional and highly credentialed contractors Analytics-based performance management   Continuous innovation and global expansion Comprehensive Suite of Services Summary Global Presence Servicing customers in five countries, with an eye for expansion  Contractor Connection Cutting-edge Capabilities Leveraging people, process and technology to drive performance  Managed repair network to perform all scopes of work, any repair anywhere Value Delivery System Managed Repair Adjuster Referral Emergency Services Direct to Consumer Affinity

Appendix B: Full Year 2018 Segment Results

Crawford Claims Solutions Segment Highlights Revenues of $361.1 million versus $365.1 million Gross profit of $76.9 million versus $75.7 million Operating earnings of $9.8 million versus $17.5 million Gross profit margin of 21.3% versus 20.7% Operating earnings margin of 2.7% versus 4.8% Revenues down from 2017 when we experienced $20 million in additional revenues from Hurricanes Harvey, Irma, and Maria in the U.S. and Debbie and Hato in the Asia Pacific region On a constant dollars basis, revenues of $357.8 million Earnings reflect higher investments in the U.S. to drive incremental growth Operating Results (2018 v. 2017) Highlights Year ended (in thousands, except percentages) December 31, 2018 December 31, 2017 Variance Revenues $361,107 $365,074 (1.1%) Direct expenses 284,241 289,399 (1.8%) Gross profit 76,866 75,675 1.6% Indirect expenses 67,030 58,148 15.3% Operating earnings $9,836 $17,527 (43.9%) Gross profit margin 21.3% 20.7% 0.6% Operating margin 2.7% 4.8% (2.1%) Total cases received 511,436 527,898 (3.1%) Full time equivalent employees 3,014 3,040 (0.9%)

Crawford TPA Solutions: Broadspire Segment Highlights Revenues of $405.3 million versus $390.6 million Gross profit of $109.2 million versus $106.1 million Operating earnings of $36.9 million versus $38.2 million Gross profit margin of 26.9% versus 27.2% Operating earnings margin of 9.1% versus 9.8% Increases in revenue due to new claims management clients augmenting growth in the U.S. and Canada Pipeline of new business opportunities is strong Excluding the impact to revenues from foreign currency changes, revenues would have been $403.1 million Operating Results (2018 v. 2017) Highlights Year ended (in thousands, except percentages) December 31, 2018 December 31, 2017 Variance Revenues $405,335 $390,583 3.8% Direct expenses 296,111 284,529 4.1% Gross profit 109,224 106,054 3.0% Indirect expenses 72,315 67,830 6.6% Operating earnings $36,909 $38,224 (3.4%) Gross profit margin 26.9% 27.2% (0.3%) Operating margin 9.1% 9.8% (0.7%) Total cases received 834,709 827,289 0.9% Full time equivalent employees 3,144 2,931 7.3%

Crawford Specialty Solutions Segment Highlights Revenues of $304.5 million versus $350.2 million Gross profit of $106.9 million versus $115.9 million Operating earnings of $51.0 million versus $53.4 million Gross profit margin of 35.1% versus 33.1% Operating margin of 16.8% versus 15.3% Change in U.K. contractor repair business operating model reduced revenues by $11.0 million as compared to 2017. This change had no impact on operating earnings Garden City Group business sold June 15, 2018 Garden City Group revenues of $29.9 million in 2018 and $76.2 million in 2017 Absent foreign exchange increases of $2.3 million, revenues would have been $302.2 million Operating Results (2018 v 2017) Highlights Year ended (in thousands, except percentages) December 31, 2018 December 31, 2017 Variance Revenues $304,529 $350,175 (13.0%) Direct expenses 197,592 234,283 (15.7%) Gross profit 106,937 115,892 (7.7%) Indirect expenses 55,901 62,474 (10.5%) Operating earnings $51,036 $53,418 (4.5%) Gross profit margin 35.1% 33.1% 2.0% Operating margin 16.8% 15.3% 1.5% Total cases received 351,429 333,057 5.5% Full time equivalent employees 1,579 1,809 (12.7%) Non-GAAP Excluding GCG Business Revenues $274,654 $273,975 0.2% Direct expenses 173,948 178,384 (2.5%) Gross profit 100,706 95,591 5.4% Indirect expenses 45,735 37,817 20.9% Operating earnings $54,971 $57,774 (4.9%) Gross profit margin 36.7% 34.9% 1.8% Operating margin 20.0% 21.1% (1.1%)

Appendix C: Full Year 2018 Consolidated Financial Results

December 31, December 31, ($ in millions, except per share amounts) 2018 2017 % Change Revenues $1,071.0 $1,105.8 (3)% Non-GAAP Revenues excluding GCG business (1) $1,041.1 $1,029.6 1 % Net Income Attributable to Shareholders of Crawford & Company $26.0 $27.7 (6)% Restructuring and Special Charges — $12.1 nm Loss on Disposition of Business Line $20.3 — nm Goodwill and Intangible Asset Impairment charges $1.1 $19.6 (95)% Diluted Earnings per Share CRD-A $0.50 $0.52 (4)% CRD-B $0.42 $0.45 (7)% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.86 $0.93 (8)% CRD-B $0.79 $0.86 (8)% Adjusted Operating Earnings (1) $89.5 $94.6 (5)% Adjusted Operating Margin (1) 8.6% 9.2% (600)bps Adjusted EBITDA (1) $127.2 $130.9 (3)% Adjusted EBITDA Margin (1) 12.2% 12.7% (500)bps 1) See Appendix for non-GAAP explanation and reconciliation 2018 Business Summary

Unaudited ($ in thousands) December 31, 2018 December 31, 2018 December 31, 2017 December 31, 2017 Change Change Cash and cash equivalents $ 53,119 $ 54,011 $ (892) Accounts receivable, net 131,117 174,172 (43,055) Unbilled revenues, net 108,291 108,745 (454) Total receivables 239,408 282,917 (43,509) Goodwill 96,890 96,916 (26) Intangible assets arising from business acquisitions, net 85,023 97,147 (12,124) Goodwill and intangible assets arising from business acquisitions 181,913 194,063 (12,150) Deferred revenues 52,674 60,309 (7,635) Pension liabilities 74,323 87,035 (12,712) Short-term borrowings and current portion of capital leases 23,284 25,212 (1,928) Long-term debt, less current portion 167,126 200,460 (33,334) Total debt 190,410 225,672 (35,262) Total stockholders' equity attributable to Crawford & Company 171,288 182,320 (11,032) Net debt (1) 137,291 171,661 (34,370) Balance Sheet Highlights (1) See appendix for non-GAAP explanation and reconciliation of non-GAAP Earnings per Share.

Operating And Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) December 31, 2018 2018 December 31, 2017 2017 Variance Variance Net Income Attributable to Shareholders of Crawford & Company $ 25,978 $ 27,665 $ (1,687) Depreciation and Other Non-Cash Operating Items 57,833 45,519 12,314 Loss on Disposition of Business Line 20,270 — 20,270 Goodwill and Intangible Asset Impairment Charges 1,056 19,598 (18,542) Billed Receivables Change 7,844 (14,844) 22,688 Unbilled Receivables Change (18,588) (2,644) (15,944) Change in Accrued Compensation and 401K (7,660) (368) (7,292) Change in Accrued and Prepaid Income Taxes 2,270 (508) 2,778 Other Working Capital Changes (12,632) (20,436) 7,804 U.S. and U.K. Pension Contributions (23,952) (13,225) (10,727) Cash Flows from Operating Activities 52,419 40,757 11,662 Property & Equipment Purchases, net (14,052) (19,044) 4,992 Capitalized Software (internal and external costs) (15,968) (25,867) 9,899 Free Cash Flow(1) $ 22,399 $ (4,154) $ 26,553

Appendix D: Non-GAAP Financial Information

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 30. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill and intangible asset impairment charges, restructuring and special charges, loss on disposition of business lines, income taxes, and net income or loss attributable to noncontrolling interests.

Appendix: Non-GAAP Financial Information (continued) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges, loss on disposition of business line, goodwill and intangible asset impairment charges and non-cash stock-based compensation expense and excluding the impacts of the GCG business. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Excluding the GCG Business Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of the disposed of GCG business, restructuring and special charges net of tax, and loss on disposition of business line net of tax, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

# Reconciliation of Non-GAAP Items

## Revenues, Costs of Services Provided, and Operating Earnings

| Unaudited ($ in thousands) | Year Ended December 31, 2018 | Year Ended December 31, 2017 | Full Year Guidance 2019 * |
|---|---|---|---|
| **Revenues Before Reimbursements** | | | |
| Total Revenues | $ 1,122,979 | $ 1,163,709 | $ 1,143,000 |
| Reimbursements | (52,008) | (57,877) | (68,000) |
| Revenues Before Reimbursements | $ 1,070,971 | $ 1,105,832 | $ 1,075,000 |
| **Costs of Services Provided, Before Reimbursements** | | | |
| Total Costs of Services | $ 808,005 | $ 842,167 | |
| Reimbursements | (52,008) | (57,877) | |
| Costs of Services Provided, Before Reimbursements | $ 755,997 | $ 784,290 | |

| Unaudited ($ in thousands) | Year Ended December 31, 2018 | Year Ended December 31, 2017 | Full Year Guidance 2019 * |
|---|---|---|---|
| **Operating Earnings:** | | | |
| Crawford Claims Solutions | $ 9,836 | $ 17,527 | |
| Crawford TPA Solutions: Broadspire | 36,909 | 38,224 | |
| Crawford Specialty Solutions | 51,036 | 53,418 | |
| Unallocated corporate and shared costs and credits, net | (9,321) | (13,463) | |
| **Consolidated Operating Earnings** | 88,460 | 95,706 | $ 95,000 |
| Deduct: | | | |
| Net corporate interest expense | (10,109) | (9,062) | (10,800) |
| Stock option expense | (1,742) | (1,718) | (2,000) |
| Amortization expense | (11,152) | (10,982) | (11,200) |
| Goodwill impairment charges | (1,056) | (19,598) | — |
| Restructuring and special charges | — | (12,084) | — |
| Loss on disposition of business line | (20,270) | — | |
| Income taxes | (18,542) | (15,039) | (21,600) |
| Net loss attributable to non-controlling interests and redeemable noncontrolling interests | 389 | 442 | (900) |
| **Net Income Attributable to Shareholders of Crawford & Company** | $ 25,978 | $ 27,665 | $ 48,500 |

** Midpoints of Company's Guidance, issued February 25, 2019*

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Adjusted EBITDA Year Ended Year Ended Full Year Full Year December 31, December 31, December 31, December 31, Guidance Guidance Unaudited ($ in thousands) 2018 2018 2017 2017 2019 * 2019 * Net income attributable to shareholders of Crawford & Company $ 25,978 $ 27,665 $ 48,500 Add: Depreciation and amortization 44,079 41,658 45,700 Stock-based compensation 6,196 6,661 8,400 Net corporate interest expense 10,109 9,062 10,800 Goodwill and intangible asset impairment charges 1,056 19,598 — Restructuring and special charges — 12,084 — Loss on disposition of business line 20,270 — — Income taxes 18,542 15,039 21,600 Removal of the impact of the disposed GCG business 1,007 (876) — Adjusted EBITDA $ 127,237 $ 130,891 $ 135,000 * Midpoints of Company's Guidance, issued February 25, 2019 Reconciliation of Non-GAAP Items (continued)

Segment Gross Profit Year ended Years ended (in thousands) December 31, 2018 December 31, 2018 December 31, 2017 December 31, 2017 Segment gross profit: Crawford TPA Solutions: Broadspire $ 109,224 $ 106,054 Crawford Claims Solutions 76,866 75,675 Crawford Specialty Solutions 106,937 115,892 Segment gross profit 293,027 297,621 Segment indirect costs: Crawford TPA Solutions: Broadspire (72,315) (67,830) Crawford Claims Solutions (67,030) (58,148) Crawford Specialty Solutions (55,901) (62,474) Unallocated corporate and shared costs, net (9,321) (13,463) Consolidated operating earnings 88,460 95,706 Net corporate interest expense (10,109) (9,062) Stock option expense (1,742) (1,718) Amortization expense (11,152) (10,982) Goodwill and intangible asset impairment charges (1,056) (19,598) Restructuring and special charges — (12,084) Loss on disposition of business line (20,270) — Income taxes (18,542) (15,039) Net loss attributable to noncontrolling interests and redeemable noncontrolling interests 389 442 Net income attributable to shareholders of Crawford & Company $ 25,978 $ 27,665 Reconciliation of Non-GAAP Items (continued)

# Non-GAAP Results Excluding GCG Business

Year Ended December 31, 2018

| Unaudited ($ in thousands) | Revenues | Non-GAAP Operating Earnings | Pretax Earnings | Net Income Attributable to Crawford & Company | Diluted Earnings per CRD-A Share | Diluted Earnings per CRD-B Share |
|---|---|---|---|---|---|---|
| GAAP | $ 1,070,971 | $ 88,460 | $ 44,131 | $ 25,978 | $ 0.50 | $ 0.42 |
| Adjustments: | | | | | | |
| GCG business [1] | (29,875) | 3,935 | 3,932 | 2,670 | 0.05 | 0.05 |
| Retained corporate overhead [2] | — | (2,925) | (2,925) | (1,986) | (0.04) | (0.04) |
| Goodwill and Intangible Impairment Charges | — | — | 1,056 | 785 | 0.01 | 0.01 |
| Loss on disposition of business line | — | — | 20,270 | 15,304 | 0.28 | 0.28 |
| Impact of tax reform in the U.S. | — | — | — | 3,583 | 0.06 | 0.07 |
| Non-GAAP Adjusted | $ 1,041,096 | $ 89,470 | $ 66,464 | $ 46,334 | $ 0.86 | $ 0.79 |

Year Ended December 31, 2017

| Unaudited ($ in thousands) | Revenues | Non-GAAP Operating Earnings | Pretax Earnings | Net Income Attributable to Crawford & Company | Diluted Earnings per CRD-A Share | Diluted Earnings per CRD-B Share |
|---|---|---|---|---|---|---|
| GAAP | $ 1,105,832 | $ 95,706 | $ 42,262 | $ 27,665 | $ 0.52 | $ 0.45 |
| Adjustments: | | | | | | |
| GCG business [1] | (76,200) | 4,356 | 4,582 | 2,876 | 0.05 | 0.05 |
| Retained corporate overhead [2] | — | (5,458) | (5,458) | (3,363) | (0.06) | (0.06) |
| Goodwill impairment charges | — | — | 19,598 | 12,419 | 0.22 | 0.22 |
| Restructuring and special charges | — | — | 12,084 | 7,818 | 0.13 | 0.13 |
| Impact of tax reform in the U.S. | — | — | — | 3,795 | 0.07 | 0.07 |
| Non-GAAP Adjusted | $ 1,029,632 | $ 94,604 | $ 73,068 | $ 51,210 | $ 0.93 | $ 0.86 |

(1) Removes the operating results for the 2017 periods of the GCG business disposed on June 15, 2018.
(2) Overhead allocated to the GCG business that would have been retained at the parent level.

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Crawford & Company ®